Employee Benefit Plans	12 Months Ended
Dec. 31, 2012
Employee Benefit Plans [Abstract]
Employee Benefit Plans

17. Employee Benefit Plans

       Prior to July 1, 2012, the Cash America International, Inc. 401(k) Savings Plan was open to substantially all U.S. employees. Effective on July 1, 2012, the Enova International, Inc. 401(k) Savings Plan was established and is open to substantially all employees in the Company's e-commerce segment. The Cash America International, Inc. 401(k) Savings Plan remains open to substantially all other U.S. employees. New employees are automatically enrolled in the applicable 401(k) Savings Plan unless they elect not to participate. The Cash America International, Inc. Nonqualified Savings Plan is available to certain members of management. The Enova International, Inc. Nonqualified Savings Plan was established effective July 1, 2012 and is available in lieu of the Cash America International, Inc. Nonqualified Savings Plan to certain members of management in the Company's e-commerce segment. Participants may contribute up to 75% of their eligible earnings to the applicable 401(k) Savings Plan, subject to regulatory and other plan restrictions. Nonqualified Savings Plan participants may contribute up to 100% of their annual bonus and up to 50% of their other eligible compensation to the applicable Nonqualified Savings Plan. The Company makes matching cash contributions of 50% of each participant's contributions, based on participant contributions of up to 5% of eligible compensation. Company contributions vest at the rate of 20% each year after one year of service; thus a participant is 100% vested after five years of service. The Company's consolidated contributions to the 401(k) Savings Plan and the Nonqualified Savings Plan were $4.7 million, $3.6 million and $2.8 million for the year ended December 31, 2012 and 2011 and 2010, respectively.

       In addition to the plans mentioned above, the Company established a Supplemental Executive Retirement Plan (“SERP”) for its officers in 2003. The Company established a separate SERP for officers in the Company's e-commerce segment in 2012. Under each of these defined contribution plans, the Company makes an annual supplemental cash contribution to each SERP based on the objectives of each plan as approved by the Management Development and Compensation Committee of the Board of Directors. The Company recorded consolidated compensation expense of $1.0 million, $0.9 million and $0.8 million for SERP contributions for the years ended December 31, 2012, 2011 and 2010, respectively.

The Nonqualified Savings Plan and the SERP are nonqualified tax-deferred plans. Benefits under the Nonqualified Savings Plan and SERP are unfunded. As of December 31, 2012, the Company held securities in rabbi trusts to pay benefits under these plans. As of December 31, 2011 and 2010, the rabbi trust for the Cash America International, Inc. 401(k) Savings Plan also held shares of the Company's common stock. The securities other than Company stock are classified as trading securities and the unrealized gains and losses on these securities are netted with the costs of the plans in “Operations and administration expenses” in the consolidated statements of income. The Company's common stock held in the Cash America International, Inc. Nonqualified Savings Plan is included in treasury shares.

       Amounts included in the consolidated balance sheets relating to the Nonqualified Savings Plan and the SERP were as follows (dollars in thousands):

	As of December 31,
	2012	2011
Prepaid expenses and other assets	$11,347	$8,264
Accounts payable and accrued expenses	12,397	9,192
Other liabilities	581	616
Treasury shares	662	683